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                                                                    EXHIBIT 20.1

                                                                       EXHIBIT C
FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                       ----------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                      ------------------------------------

         The information which is required to be prepared with respect to the Distribution Date of May 15, 1998 and with respect to the performance of the Trust during the related Monthly Period.

         Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the basis of $1,000 Original Certificate Principal Amount)

         1     The amount of the current monthly distribution in respect of
               Class A Monthly Principal........................................             0.00
                                                                                -----------------

         2     The amount of the current monthly distribution in respect of
               Class B Monthly Principal........................................             0.00
                                                                                -----------------

         3     The amount of the current monthly distribution in respect of
               Collateral Monthly Principal.....................................             0.00
                                                                                -----------------

         4     The amount of the current monthly distribution in respect of
               Class A Monthly Interest.........................................     4,466,791.67
                                                                                -----------------

         5     The amount of the current monthly distribution in respect of
               Class A Deficiency Amounts.......................................             0.00
                                                                                -----------------

         6     The amount of the current monthly distribution in respect of
               Class A Additional Interest......................................             0.00
                                                                                -----------------

         7     The amount of the current monthly distribution in respect of
               Class B Monthly Interest.........................................       372,993.40
                                                                                -----------------

         8     The amount of the current monthly distribution in respect of
               Class B Deficiency Amounts.......................................             0.00
                                                                                -----------------

         9     The amount of the current monthly distribution in respect of
               Class B Additional Interest......................................             0.00
                                                                                -----------------

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
         10    The amount of the current monthly distribution in respect of
               Collateral Monthly Interest......................................       614,581.78
                                                                                -----------------

         11    The amount of the current monthly distribution in respect of any
               accrued and unpaid Collateral Monthly Interest...................             0.00
                                                                                -----------------

B.       Information Regarding the Performance of the Trust

         1     Collection of Principal Receivables

               (a)       The aggregate amount of Principal Collections processed
                         during the related Monthly Period which were allocated
                         in respect of the Class A Certificates.................    95,170,584.32
                                                                                -----------------

               (b)       The aggregate amount of Principal Collections processed
                         during the related Monthly Period which were allocated
                         in respect of the Class B Certificates.................     7,786,712.38
                                                                                -----------------

               (c)       The aggregate amount of Principal Collections processed
                         during the related Monthly Period which were allocated
                         in respect of the Collateral Interest..................    12,401,018.96
                                                                                -----------------

         2     Principal Receivables in the Trust

               (a)       The aggregate amount of Principal Receivables in the
                         Trust as of the end of the day on the last day of the
                         related Monthly Period (ending Principal balance)...... 2,022,641,103.38
                                                                                -----------------

               (b)       The amount of Principal Receivables in the Trust
                         represented by the Investor Interest of Series 1996-1
                         as of the end of the day on the last day of the related
                         Monthly Period......................................... 1,115,151,821.00
                                                                                 -----------------

               (c)       The amount of Principal Receivables in the Trust
                         represented by the Series 1996-1 Adjusted Investor
                         Interest as of the end of the day on the last day of
                         the related Monthly Period............................. 1,115,151,821.00
                                                                                 -----------------

               (d)       The amount of Principal Receivables in the Trust
                         represented by the Class A Investor Interest as of the
                         end of the day on the last day of the related Monthly
                         Period.................................................   920,000,000.00
                                                                                -----------------


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
               (e)       The amount of Principal Receivables in the Trust
                         represented by the Class A Adjusted Investor Interest
                         as of the end of day on the last day of the related
                         Monthly Period.........................................   920,000,000.00
                                                                                -----------------

               (f)       The amount of Principal Receivables in the Trust
                         represented by the Class B Investor Interest as of the
                         end of the day on the last day of the related Monthly
                         Period.................................................    75,273,000.00
                                                                                -----------------

               (g)       The amount of Principal Receivables in the Trust
                         represented by the Collateral Interest as of the end of
                         the day on the last day of the related Monthly Period..   119,878,821.00
                                                                                -----------------

               (h)       The Floating Investor Percentage with respect to the
                         related Monthly Period.................................           55.62%
                                                                                -----------------

               (i)       The Class A Floating Allocation with respect to the
                         related Monthly Period.................................           45.89%
                                                                                -----------------

               (j)       The Class B Floating Allocation with respect to the
                         related Monthly Period.................................            3.75%
                                                                                -----------------

               (k)       The Collateral Floating Allocation with respect to the
                         related Monthly Period.................................            5.98%
                                                                                -----------------

               (l)       The Fixed Investor Percentage with respect to the
                         related Monthly Period.................................       N/A
                                                                                -----------------

               (m)       The Class A Fixed Allocation with respect to the
                         related Monthly Period.................................       N/A
                                                                                -----------------

               (n)       The Class B Fixed Allocation with respect to the
                         related Monthly Period.................................       N/A
                                                                                -----------------

               (o)       The Collateral Fixed Allocation with respect to               N/A
                         the related Monthly Period                             -----------------

         3     Rebate Accounts

                         The aggregate amount of                             Aggregate                       Percentage of
                         Receivables arising in                               Account                         Total Trust
                         Rebate Accounts with respect                         Balance                         Receivables
                         to the related Monthly Account                       -------                         -----------
                         Receivables                                       57,841,144.02                                2.75%
                                                                         ----------------------------------------------------


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

         4     Delinquent Balances

               The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                   Aggregate                 Percentage of
                                                                    Account                     Total
                                                                   Balance                   Receivables
                                                                   -------                   -----------

               (a)   35 - 64 days:........................       27,463,881.13                   1.31%
                                                                --------------------------------------
               (b)   65 - 94 days:........................       16,788,913.96                   0.80%
                                                                --------------------------------------
               (c)   95 - 124 days:.......................       12,108,046.99                   0.58%
                                                                --------------------------------------
               (d)  125 - 154 days:.......................       10,701,418.74                   0.51%
                                                                --------------------------------------
               (e)  155 - or more days:............               8,419,563.79                   0.40%
                                                                --------------------------------------
                                Total                            75,481,824.61                   3.59%
                                                                --------------------------------------

         5     Investor Default Amount

               (a)       The Aggregate Investor Default Amount for the related
                         Monthly Period.........................................     4,800,363.69
                                                                                -----------------

               (b)       The Class A Investor Default Amount for the related
                         Monthly Period.........................................     3,960,298.96
                                                                                -----------------
               (c)       The Class B Investor Default Amount for the related
                         Monthly Period.........................................       324,025.63
                                                                                -----------------

               (d)       The Collateral Default Amount for the related Monthly
                         Period.................................................       516,039.10
                                                                                -----------------

         6     Investor Charge Offs

               (a)       The aggregate amount of Class A Investor Charge Offs
                         for the related Monthly Period.........................             0.00
                                                                                -----------------

               (b)       The aggregate amount of Class A Investor Charge Offs
                         set forth in 5(a) above per $1,000 of original
                         certificate principal amount...........................             0.00
                                                                                -----------------

               (c)       The aggregate amount of Class B Investor Charge Offs
                         for the related Monthly Period.........................             0.00
                                                                                -----------------

               (d)       The aggregate amount of Class B Investor Charge Offs
                         set forth in 5(c) above per $1,000 of original
                         certificate principal amount...........................             0.00
                                                                                -----------------

               (e)       The aggregate amount of Collateral Charge Offs for the
                         related Monthly Period.................................             0.00
                                                                                -----------------


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
               (f)       The aggregate amount of Collateral Charge Offs set
                         forth in 5(e) above per $1,000 of original certificate
                         principal amount.......................................              0.00
                                                                                ------------------

               (g)       The aggregate amount of Class A Investor Charge Offs
                         reimbursed on the Transfer Date immediately preceding
                         this Distribution Date.................................              0.00
                                                                                ------------------

               (h)       The aggregate amount of Class A Investor Charge Offs
                         set forth in 5(g) above per $1,000 original certificate
                         principal amount reimbursed on the Transfer Date
                         immediately preceding this Distribution Date...........              0.00
                                                                                ------------------

               (i)       The aggregate amount of Class B Investor Charge Offs
                         reimbursed on the Transfer Date immediately preceding
                         this Distribution Date.................................              0.00
                                                                                ------------------

               (j)       The aggregate amount of Class B Investor Charge Offs
                         set forth in 5(i) above per $1,000 original certificate
                         principal amount reimbursed on the Transfer Date
                         immediately preceding this Distribution Date.                        0.00
                                                                                ------------------

               (k)       The aggregate amount of Collateral Charge Offs
                         reimbursed on the Transfer Date immediately preceding
                         this Distribution Date.                                              0.00
                                                                                ------------------

               (l)       The aggregate amount of Collateral Charge Offs set
                         forth in 5(k) above per $1,000 original certificate
                         principal amount reimbursed on the Transfer Date
                         immediately preceding this Distribution Date.                        0.00
                                                                                ------------------
         7     Investor Servicing Fee

               (a)       The amount of the Class A Servicing Fee payable by the
                         Trust to the Servicer for the related Monthly Period...        958,333.33
                                                                                ------------------

               (b)       The amount of the Class B Servicing Fee payable by the
                         Trust to the Servicer for the related Monthly Period...         78,409.38
                                                                                ------------------

               (c)       The amount of the Collateral Servicing Fee payable by
                         the Trust to the Servicer for the related Monthly
                         Period.................................................        124,873.77
                                                                                ------------------


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

               (d)       the amount of Servicer Interchange payable by the Trust
                         to the Servicer for the related Monthly Period.........        696,969.89
                                                                                ------------------

         8     Reallocations

               (a)       The amount of Reallocated Collateral Principal
                         Collections with respect to this Distribution Date.....              0.00
                                                                                ------------------

               (b)       The amount of Reallocated Class B Principal Collections
                         with respect to this Distribution Date.................              0.00
                                                                                ------------------

               (c)       The Collateral Interest as of the close of business on
                         this Distribution Date.................................    119,878,821.00
                                                                                ------------------

               (d)       The Class B Investor Interest as of the close of
                         business on this Distribution Date.....................     75,273,000.00
                                                                                ------------------

         9     Collection of Finance Charge Receivables

               (a)       The aggregate amount of Collections of Finance Charge
                         Receivables processed during the related Monthly Period
                         which were allocated in respect of the Class A
                         Certificates                                                16,980,438.93
                                                                                ------------------

               (b)       The aggregate amount of Collections of Finance Charge
                         Receivables processed during the related Monthly Period
                         which were allocated in respect of the Class B
                         Certificates                                                 1,389,313.67
                                                                                ------------------

               (c)       The aggregate amount of Collections of Finance Charge
                         Receivable processed during the related Monthly Period
                         which were allocated in respect of the Collateral
                         Interest.                                                    2,212,603.26
                                                                                ------------------

         10    Principal Funding Account

               (a)       The principal amount on deposit in the Principal
                         Funding Account on the related Transfer Date...........              0.00
                                                                                ------------------

               (b)       The Accumulation Shortfall with respect to the related
                         Monthly Period.........................................              0.00
                                                                                ------------------

               (c)       The Principal Funding Investment Proceeds deposited in
                         the Finance Charge Account on the related Transfer
                         Date...................................................              0.00
                                                                                ------------------


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


               (d)       The amount of all or the portion of the Reserve Draw
                         Amount deposited in the Finance Charge Account on the
                         related Transfer date from the Reserve Account.........              0.00
                                                                                ------------------
                                                                                              0.00
                                                                                ------------------
         11    Reserve Draw Amount

         12    Available Funds

               (a)       The amount of Class A Available Funds on deposit in the
                         Finance Charge Account on the related Transfer Date....     16,980,438.93
                                                                                ------------------

               (b)       The amount of Class B Available Funds on deposit in the
                         Finance charge Account on the related Transfer Date....      1,389,313.67
                                                                                ------------------

               (c)       The amount of Collateral Available Funds on deposit in
                         the Finance Charge Account on the related Transfer
                         Date...................................................      2,212,603.26
                                                                                ------------------

         13    Portfolio Yield

               (a)       The Portfolio Yield for the related Monthly Period.....            17.73%
                                                                                ------------------

               (b)       The Portfolio Adjusted Yield for the related Monthly
                         Period.................................................             9.25%
                                                                                ------------------

C.       Floating Rate Determinations

         1     LIBOR for the Interest Period ending on this Distribution
               Date.............................................................          5.65625%
                                                                                ------------------

         2     Number of days in this interest period...........................                30
                                                                                ------------------

         3     Interest Factor..................................................          0.58694%
                                                                                ------------------

D.       CUSIP Numbers
         1     Class A..........................................................         337365AA8
                                                                                ------------------
         2     Class B..........................................................         337365AB6
                                                                                ------------------


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                                         FIRST UNION DIRECT BANK, N.A.
                                         SERVICER




                                         By:  /s/JAMES H. GILBRAITH II
                                              --------------------------
                                         James H. Gilbraith II
                                         Vice President and Managing Director
                                         First Union Direct Bank, N.A.


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